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08/99                                                     Exhibit 99.9    Page 1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1998-A


Pursuant to the ("Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee").
First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the
"Trust") during the previous month. The information which is required to be prepared with respect to the September 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the August, 1999, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

          (1)  The total amount of the
          distribution to Class A                                 $   4.5156250
          Certificateholders, per $1,000
          original certificate principal amount

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A                      $   4.5156250
          Certificates, per $1,000 original
          certificate principal amount

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A                     $   0.0000000
          Certificates, per $1,000 original
          certificate principal amount
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08/99                                                                     Page 2


B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs
                                                                 $    0.000000
          (1)  The amount of Class A Investor
          Charge Offs

          (2)  The amount of Class A Investor
          Charge Offs set forth in paragraph 1                   $   0.0000000
          above, per $1,000 original certificate
          principal amount
                                                                 $   0.0000000
          (3)  The total amount reimbursed in
          respect of Class A Investor Charge Offs

          (4)  The amount set forth in paragraph                 $   0.0000000
          3 above, per $1,000 original
          certificate principal amount

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class                 $   0.0000000
          A Invested Amount after giving effect
          to all transactions on such Distribution Date

C)   Information Regarding Distributions to
     the Class B Certificateholders, per
     $1,000 original certificate principal amount

          (1)  The total amount of the
          distribution to Class B                                $   4.7239583
          Certificateholders, per $1,000
          original certificate principal amount

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B                     $   4.7239583
          Certificates, per $1,000 original
          certificate principal amount

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B                    $   0.0000000
          Certificates, per $1,000 original
          certificate principal amount

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08/99                                                                     Page 3


D)   Class B Investor Charge Offs and
     Reimbursement of Charge Offs
                                                                 $   0.0000000
          (1)  The amount of Class B Investor
          Charge Offs

          (2)  The amount of Class B Investor
          Charge Offs set forth in paragraph 1                   $   0.0000000
          above, per $1,000 original certificate
          principal amount
                                                                 $   0.0000000
          (3)  The total amount reimbursed in
          respect of Class B Investor Charge Offs

          (4)  The amount set forth in paragraph                 $   0.0000000
          3 above, per $1,000 original
          certificate principal amount

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect                  $   0.0000000
          to all transactions on such
          Distribution Date


                                                First USA Bank, NA,
                                                as Servicer

                                                   /s/ Tracie H. Klein
                                                By __________________________
                                                      Tracie H. Klein
                                                      First Vice President